Compass EMP U.S. 500 Volatility Weighted Fund

Compass EMP U.S. Small Cap 500 Volatility Weighted Fund

Compass EMP International 500 Volatility Weighted Fund

Compass EMP Emerging Market 500 Volatility Weighted Fund

Compass EMP U.S. 500 Enhanced Volatility Weighted Fund

Compass EMP International 500 Enhanced Volatility Weighted Fund

Compass EMP REC Enhanced Volatility Weighted Fund

Compass EMP Commodity Strategies Volatility Weighted Fund

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund

Compass EMP Long/Short Strategies Fund

Compass EMP Market Neutral Income Fund

Compass EMP Enhanced Fixed Income Fund

Compass EMP Ultra Short-Term Fixed Income Fund

(the “Funds” and each a “Fund”)

each a series of COMPASS EMP FUNDS TRUST

Supplement dated July 10, 2015 to the

Prospectus dated November 1, 2014, as supplemented May 1, 2015

The Prospectus is being supplemented to revise certain information contained therein with respect to the Funds.

1.              Compass EMP International 500 Enhanced Volatility Weighted Fund - The third paragraph under Principal Investment Strategies on page 18 of the Prospectus and the second paragraph under the Compass EMP International 500 Enhanced Volatility Weighted Fund on page 49 are hereby replaced in their entirety with the following:

The Index seeks to limit risk during unfavorable (non-normal) market conditions by reducing its exposure to the market. Market conditions are measured by reference to the CEMP International 500 Volatility Weighted Index. During a period of market decline, defined as a decline of 12% or more from the all-time daily high value of the CEMP International 500 Volatility Weighted Index based on the month-end value, exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.

If the value of the CEMP International 500 Volatility Weighted Index declines 12% or more, the Index will liquidate 75% of the stocks included in the Index. The Index will reinvest in stocks as follows:

•                  The Index will return to being fully invested if the month-end value of the stocks in the CEMP International 500 Volatility Weighted Index returns to a level that is less than a 12% decline from its all-time daily high.

•                  If the CEMP International 500 Volatility Weighted Index declines by 24% (or more) from its recent highest value, 25% of the Index will be reinvested back into the stocks of the CEMP International 500 Volatility Weighted Index at their current securities weighting.

•                  If the CEMP International 500 Volatility Weighted Index declines by 36% (or more) from the recent highest value, another 25% of the Index will be reinvested back into the stocks of the CEMP International 500 Volatility Weighted Index at their current securities weighting.

•                  If the CEMP International 500 Volatility Weighted Index declines by 48% (or more) from the recent highest value, the remaining 25% of the Index will be reinvested back into the stocks of the CEMP International 500 Volatility Weighted Index at their current securities weighting and the Index will then be 100% invested in stocks.

The Index’s exposure to the market is dictated by a mathematical index construction algorithm. The Index’s large cap stock component is reconstituted every March and September.

2.              Compass EMP REC Enhanced Volatility Weighted Fund - Effective August 31, 2015, the third paragraph under Principal Investment Strategies on page 22 of the Prospectus and the second paragraph under the Compass EMP REC Enhanced Volatility Weighted Fund on page 49 are hereby replaced in their entirety with the following:

The Index seeks to limit risk during unfavorable (non-normal) market conditions by reducing its exposure to the market. Market conditions are measured by reference to the CEMP U.S. REIT 100 Volatility Weighted Index. During a period of market decline, defined as a decline of 13% or more from the all-time daily high value of the CEMP U.S. REIT 100 Volatility Weighted Index based on the month-end value, exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.

If the value of the CEMP U.S. REIT 100 Volatility Weighted Index declines 13% or more, the Index will liquidate 75% of the stocks included in the Index. The Index will reinvest in stocks as follows:

•                  The Index will return to being fully invested if the month-end value of the stocks in the CEMP U.S. REIT 100 Volatility Weighted Index returns to a level that is less than a 13% decline from its all-time daily high.

•                  If the CEMP U.S. REIT 100 Volatility Weighted Index declines by 26% (or more) from its recent highest value, 25% of the Index will be reinvested back into the stocks of the CEMP U.S. REIT 100 Volatility Weighted Index at their current securities weighting.

•                  If the CEMP International 500 Volatility Weighted Index declines by 39% (or more) from the recent highest value, another 25% of the Index will be reinvested back into the stocks of the CEMP U.S. REIT 100 Volatility Weighted Index at their current securities weighting.

•                  If the CEMP U.S. REIT 100 Volatility Weighted Index declines by 52% (or more) from the recent highest value, the remaining 25% of the Index will be reinvested back into the stocks of the CEMP U.S. REIT 100 Volatility Weighted Index at their current securities weighting and the Index will then be 100% invested in stocks.

The Index’s exposure to the market is dictated by a mathematical index construction algorithm. The Index’s REIT component is reconstituted every March and September. The Fund concentrates investments in the securities of real estate industry issuers (defined as REITs) because, under normal circumstances, it invests over 25% of its assets in REIT common stocks.

3.              Compass EMP Enhanced Fixed Income Fund - The following is hereby added to the Principal Investment Strategies of the Compass EMP Enhanced Fixed Income Fund, which begins on page 42 of the Prospectus.

The Fund seeks to limit risk during unfavorable (non-normal) market conditions in a country by reducing its exposure to that country’s market. Market conditions are measured by reference to the country’s generally accepted 10-year treasury or government note (“10-year treasury”). During a period of market decline, defined as a decline of 2% or more from the all-time daily high of the country’s 10-year treasury based on the treasury’s week-end value, the Fund’s exposure to that country’s market may be as low as 25% depending on the magnitude and duration of such decline. If the decline in the value of a country’s 10-year treasury declines by 2% or more, the Fund will liquidate approximately 75% of its position in such country. If the value of the country’s 10-year treasury declines by 4% or more, the Fund will begin to reinvest in the country’s market. The Fund will return to being fully invested in the country at such time that a subsequent week-end value of the country’s 10-year treasury either declines by 8% (or more) from its all-time daily high or returns to a value that is less than a 2% decline from its all-time daily high.

4.              The section entitled “Temporary Defensive Positions” on page 54 of the Prospectus is hereby replaced in its entirety with the following:

Secondary Investment Strategies and Risks

The Adviser may use several types of investments in furtherance of a Fund’s overall investment objective. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ (and the related risks of each), which the Adviser does not consider to be a part of the Funds’ principal investment strategies. Additional types of securities and strategies that the Funds may utilize are included in the Funds’ SAI.

Temporary Defensive Positions. From time to time, any Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will not be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. Each Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Investment Companies. For cash management or temporary defensive purposes, a Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies. ETFs are investment companies that are bought and sold on a securities exchange. UITs are unmanaged registered investment companies with fixed portfolios securities. The Fund’s ability to achieve its investment objective may be directly related to the ability of any underlying investment companies (including ETFs and UITs) held by the Fund to meet its investment objective. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending. To enhance the return on its portfolio, a Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Funds’ securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

* * * * * * * * * *

This Supplement and the existing Statement of Additional Information dated November 1, 2014, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-888-944-4367.

Please retain this Supplement for future reference.